Neuberger Berman Advisers Management Trust

Supplement dated October 9, 2009 to the Prospectuses dated May 1, 2009

Balanced Portfolio

Growth Portfolio

Guardian Portfolio

Mid-Cap Growth Portfolio

Partners Portfolio

Real Estate Portfolio

Regency Portfolio

Small-Cap Growth Portfolio

Socially Responsive Portfolio

(each a "Fund")

The following replaces the second paragraph of the "Share Prices" section in each Fund's prospectus:

"The Fund generally is open for business every day the New York Stock Exchange ("Exchange") is open. The Exchange is closed on all national holidays and Good Friday; Fund shares will not be priced on those days or other days on which the Exchange is closed. The Fund may decide to remain open on a day when the Exchange is closed for unusual reasons. In such a case, the Fund would post a notice on www.nb.com. In general, every buy or sell request you place will go through at the next share price to be calculated after your request has been accepted; check with your insurance company or qualified plan administrator to find out by what time your transaction request must be received in order to be processed the same day. The Fund normally calculates its share price as of the end of regular trading on the Exchange on business days, usually 4:00 p.m. Eastern time. Depending on when your insurance company or qualified plan accepts transaction requests, it is possible that the Fund's share price could change on days when you are unable to buy or sell shares. Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by the Fund could change on days when you can't buy or sell Fund shares. The Fund's share price, however, will not change until the next time it is calculated."

NEUBERGER BERMAN
Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY 10158-0180
Shareholder Services
800.877.9700
Institutional Services
800.366.6264 www.nb.com